Important News for Shareholders of Vanguard Capital Value Fund

IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Capital Value Fund

The Vanguard Capital Value Fund is to be reorganized into the Vanguard Windsor™ Fund on or about July 24, 2020. The first few pages of this booklet highlight key points about this reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Capital Value Fund

The Vanguard Capital Value Fund is to be reorganized into the Vanguard Windsor Fund on or about July 24, 2020. The first few pages of this booklet highlight key points about this reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the reorganization is to combine the Vanguard Capital Value Fund (the "Capital Value Fund") with and into the Vanguard Windsor Fund (the "Windsor Fund") (each, a "Fund" and collectively, the "Funds"). The Capital Value Fund and the Windsor Fund are both actively managed value funds with a significant overlap in holdings and similar investment styles. The reorganization has been proposed to consolidate the assets of the Funds in order to create a larger combined fund, which we anticipate, over time, will achieve greater economies of scale, with the effect of simplifying our fund lineup. The proposed reorganization offers Capital Value Fund shareholders an opportunity to invest in a larger combined fund with a similar investment objective, similar expenses, and the combined utilization of multiple investment advisors.

The Capital Value Fund launched its Investor Shares in 2001. The investment objective of the Capital Value Fund is to seek to provide long-term capital appreciation. The Fund invests in stocks across the capitalization spectrum of U.S. companies. The Fund's advisor looks for companies with stocks that are out of favor with investors and currently trading at prices that the advisor feels are below what the stocks are worth compared with potential earnings, asset values, and/or dividends. The Fund uses one investment advisor.

The Windsor Fund, which has a significantly larger asset base than the Capital Value Fund, launched its Investor Shares and AdmiralTM Shares in 1958 and 2001, respectively. The investment objective of the Windsor Fund is to seek to provide long- term capital appreciation and income. The Fund invests mainly in large- and mid- capitalization stocks of U.S. companies that are considered to be out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Capital Value Fund shareholders should benefit from becoming shareholders of the Windsor Fund, which creates a larger combined fund that invests in a similar U.S. value equity market and has a similar investment objective and similar strategies and risks. Capital Value Fund shareholders would continue to benefit from a similar management expense and a similar overall expense ratio that is significantly lower than the asset-weighted industry average expense ratio of 0.56% for large- capitalization value funds as of December 31, 2019. In addition, Capital Value Fund shareholders would benefit from the Windsor Fund's multimanager approach, which seeks to combine high-caliber investment management teams with differentiated but complementary strategies to reduce portfolio volatility, provide potential for long-term outperformance, and mitigate manager risk. Finally, combining the Funds could benefit both sets of shareholders by allowing fixed costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the combined fund.

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Similar Costs for Shareholders

Windsor Fund Investor Shares currently have both higher management fees and a higher overall expense ratio than the Capital Value Fund. Windsor Fund Admiral Shares currently have both lower management fees and a lower overall expense ratio than the Capital Value Fund. In the reorganization, Investor Shares of the Capital Value Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares of the Windsor Fund. Following the reorganization, shareholders owning Investor Shares of the combined fund that meet the applicable eligibility requirements for Admiral Shares of the combined fund may request a self-directed conversion to the lower-cost Admiral Shares at any time, and may be automatically converted to the lower-cost Admiral Shares upon Vanguard's review.1

The tables below compare the fees and annualized expenses of Investor Shares of the Capital Value Fund as of September 30, 2019, and the Investor Shares and Admiral Shares of the Windsor Fund as of October 31, 2019.

Capital Value Fund

Investor Shares

Management Fees	0.27%
Total Annual Fund
Operating Expenses	0.29%

Windsor Fund
	Investor Shares	Admiral Shares

Management Fees	0.29%	0.20%

Total Annual Fund
Operating Expenses	0.30%	0.20%

1 For specific eligibility requirements and share class conversion information, please see the "Account Minimums for Admiral Shares" and "Converting Shares" sections of the Windsor Fund's prospectus attached as Appendix B to this information statement/prospectus.

Similar Investment Objectives, Investment Strategies, and Risks

The Capital Value Fund and the Windsor Fund have similar investment objectives. Both Funds seek to provide long-term capital appreciation, while the Windsor Fund also seeks to provide income. The Funds also have similar principal investment strategies. Both Funds invest in mid- and large-capitalization stocks of U.S. companies, while the Capital Value Fund can also invest in small-capitalization stocks of U.S. companies. Both Funds invest in stocks that are considered by the advisor to be undervalued. Finally, while the Funds benchmark their returns to different indexes—the Russell 1000 Value Index for the Windsor Fund and the Russell 3000 Value Index for the Capital Value Fund—the combined fund would retain the Russell 1000 Value Index, which measures performance of the large-capitalization value segment of the U.S. equity market.

The Funds have similar principal risks. Since the Capital Value Fund focuses on a smaller number of U.S. stocks, the Fund has an asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds. All of the other risks for both Funds are identical. Finally, the Funds have identical fundamental policies except with respect to their investment objectives. The Capital Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Windsor Fund's investment objective is fundamental and therefore any change thereto would require shareholder approval. The Funds are classified as diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act").

Comparison of Investment Performance

As shown in the following table, the average annual total returns of the Investor Shares of the Capital Value Fund have been comparable to those of the Windsor Fund over the long term. Also shown are the returns of the Funds' benchmarks, the Russell 3000 Value Index for the Capital Value Fund and the Russell 1000 Value Index for the Windsor Fund, which each measure the performance of the value segment of the U.S. equity market.

Average Annual Total Returns1 for Year Ended December 31, 20192

	One Year	Five Years	Ten Years
Capital Value Fund
Investor Shares	32.95%	5.47%	9.59%

Windsor Fund
Investor Shares	30.38%	8.13%	11.59%
Admiral Shares	30.52%	8.24%	11.70%

Russell 1000 Growth Index3	26.54%	8.29%	11.80%
Russell 3000 Growth Index3	26.26%	8.20%	11.71%

1 Returns shown are before taxes and net of fees.

2 Keep in mind that the Funds' past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.

3 This reflects no deduction for fees, expenses, or taxes.

Investment Advisory Arrangements

The Funds operate under the terms of an SEC exemption ("manager-of-managers order") whereby each Fund's Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the Board of Trustees of each Fund that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

The Capital Value Fund uses a single investment advisor—Wellington Management Company LLP ("Wellington Management"). The Windsor Fund uses multiple investment advisors—Wellington Management and Pzena Investment Management, LLC ("Pzena"). Each advisor independently selects and maintains a portfolio of common stocks for the Fund. After the completion of the reorganization, Wellington Management and Pzena will continue to serve as investment advisors to the combined fund.

Vanguard also administers a small portion of the Funds' assets to facilitate cash flows to and from the Funds' advisors.

Service Arrangements

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard was established and operates under an Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

How the Reorganization Will Occur and How It Will Affect Your Account

The Board of Trustees of the Funds approved the reorganization of the Capital Value Fund into the Windsor Fund on March 19, 2020. There is no action required by the Funds' shareholders to implement the reorganization. No vote is required by either Capital Value Fund shareholders or Windsor Fund shareholders to approve the reorganization.

The Declarations of Trust for the Funds and applicable state and federal law do not require shareholder approval for the reorganization. Because applicable legal requirements do not require shareholder approval and the Board of Trustees has determined that the reorganization is in the best interests of each Fund and its shareholders, shareholders are not being asked to vote on the reorganization.

In the reorganization, Investor Shares of the Capital Value Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares of the Windsor Fund. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same. Following the reorganization, shareholders owning Investor Shares of the combined fund that meet the applicable eligibility requirements for Admiral Shares of the combined fund may request a self-directed conversion to the lower-cost Admiral Shares at any time, and may be automatically converted to the lower-cost Admiral Shares upon Vanguard's review.2 The Capital Value Fund is closed for investments by new accounts, and it will stop accepting purchase requests from existing accounts shortly before the reorganization is scheduled to occur. If you place a purchase order directly or through an investment program during this period before the reorganization, it will be rejected.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Capital Value Fund shareholders will not realize any capital gains or losses directly from this exchange. However, you should pay close attention to these points:

•Final distribution(s). Prior to the reorganization, the Capital Value Fund will distribute to its shareholders any remaining undistributed net income and/or realized capital gains, including any capital gains resulting from portfolio turnover prior to the reorganization. This distribution(s) will be taxable to Capital Value Fund shareholders as ordinary income or capital gains, as applicable.

•Payments of distributions. Following the reorganization, Windsor Fund shareholders (including former shareholders of the Capital Value Fund) will participate fully in the distributions, if any, made for the Windsor Fund.

•Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Capital Value Fund and the Windsor Fund. Vanguard will provide certain cost basis information in connection with the reorganization on its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Whom to Call If You Have Any Questions

Please call Vanguard toll-free at 877-662-7447 if you have any questions about the reorganization.

2 For specific eligibility requirements and share class conversion information, please see the "Account Minimums for Admiral Shares" and "Converting Shares" sections of the Windsor Fund's prospectus attached as Appendix B to this information statement/prospectus.

COMBINED INFORMATION STATEMENT/PROSPECTUS

VANGUARD CAPITAL VALUE FUND,

A SERIES OF VANGUARD MALVERN FUNDS

TO BE REORGANIZED INTO AND WITH

VANGUARD WINDSOR FUND,

A SERIES OF VANGUARD WINDSOR FUNDS

INTRODUCTION

Proposal Summary. This combined information statement/prospectus describes the reorganization of the Vanguard Capital Value Fund (the "Capital Value Fund") with and into the Vanguard Windsor Fund (the "Windsor Fund") (each, a "Fund" and collectively, the "Funds"). The Capital Value Fund and the Windsor Fund are both actively managed value funds with a significant overlap in holdings and similar investment styles. The reorganization has been proposed to consolidate the assets of the Funds in order to create a larger combined fund, which we anticipate, over time, will achieve economies of scale, with the effect of simplifying our fund lineup.

The reorganization involves a few basic steps. First, the Capital Value Fund will transfer substantially all of its assets and all of its liabilities to the Windsor Fund in exchange for shares of beneficial interest of the Windsor Fund. Simultaneously, the Capital Value Fund will distribute such shares to its shareholders and the Windsor Fund will open an account for each shareholder, crediting it with an amount of the Windsor Fund's Investor Shares equal in value to the Investor Shares of the Capital Value Fund owned by each shareholder at the time of the reorganization. These steps together are referred to in this information statement/prospectus as the "Reorganization". Thereafter, the Capital Value Fund will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law. Following the Reorganization, shareholders owning Investor Shares of the combined fund that meet the applicable eligibility requirements for Admiral Shares of the combined fund may request a self-directed conversion to the lower-cost Admiral Shares at any time, and may be automatically converted to the lower-cost Admiral Shares upon Vanguard's review.3

The address for the Capital Value Fund and the Windsor Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. The Capital Value Fund is a series of Vanguard Malvern Funds, which is a Delaware statutory trust, and the Windsor Fund is a series of Vanguard Windsor Funds, which is also a Delaware statutory trust.

Read and Keep These Documents. Please read this entire information statement/ prospectus along with the enclosed Windsor Fund prospectus, dated February 27, 2020, as supplemented. The prospectus sets forth concisely the information about the Windsor Fund that a prospective investor ought to know before investing. These documents contain information that is important to you, and you should keep them for future reference.

3 For specific eligibility requirements and share class conversion information, please see the "Account Minimums for Admiral Shares" and "Converting Shares" sections of the Windsor Fund's prospectus attached as Appendix B to this information statement/prospectus.

Additional Information Is Available. The Windsor Fund's Statement of Additional Information dated February 27, 2020, as supplemented on April 17, 2020, contains important information about the Windsor Fund. It has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated into this information statement/prospectus by reference. In addition, the Capital Value Fund's prospectus dated January 31, 2020, as supplemented on March 23, 2020, and Statement of Additional Information dated January 31, 2020, as supplemented on March 23, 2020, and as supplemented on April 17, 2020, are incorporated by reference into and are considered part of this information statement/prospectus. The Statement of Additional Information relating to the Reorganization dated May 6, 2020, also is incorporated by reference into this information statement/prospectus. The audited financial statements and related independent registered public accounting firm's report for the Capital Value Fund is contained in its annual report for the fiscal year ended September 30, 2019, and for the Windsor Fund is contained in its annual report for the fiscal year ended October 31, 2019. The Capital Value Fund's most recent semiannual shareholder report is contained in the shareholder report for the fiscal period ended March 31, 2019. The Windsor Fund's most recent semiannual shareholder report is contained in the shareholder report for the fiscal period ended April 30, 2019. You can obtain copies of these documents without charge by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on the SEC's website (www.sec.gov).

The number of the Capital Value Fund Investor Shares outstanding on December 31, 2019, was 60,072,520. The number of the Windsor Fund Investor Shares and Admiral Shares outstanding on December 31, 2019, was 224,099,988 and 212,900,226, respectively. This information statement/ prospectus is expected to be first sent to shareholders on or about May 12, 2020.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW

This section summarizes key information concerning the proposed Reorganization. Keep in mind that more detailed information appears throughout this information statement/prospectus. Please be sure to read everything.

The Proposed Reorganization. At a meeting on March 19, 2020, the Board of Trustees for each Fund approved a plan to combine the Capital Value Fund with and into the Windsor Fund. The plan calls for the Capital Value Fund to transfer substantially all of its assets and all of its liabilities to the Windsor Fund in exchange for Investor Shares of the Windsor Fund. Shareholders of the Capital Value Fund will receive distributions from the Capital Value Fund of Investor Shares of the Windsor Fund equivalent in value to their investments at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about July 24, 2020. The Capital Value Fund will then be dissolved, wound up, and terminated. The Reorganization will result in an exchange of your Investor Shares in the Capital Value Fund for new Investor Shares of the Windsor Fund, and it is expected to occur on a tax-free basis. Following the Reorganization, shareholders owning Investor Shares of the combined fund that meet the applicable eligibility requirements for Admiral Shares of the combined fund may request a self-directed conversion to the lower-cost Admiral Shares at any time, and may be automatically converted to the lower-cost Admiral Shares upon Vanguard's review.4 The Boards of Trustees of the Funds have concluded that the proposed Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds' shareholders.

Investment Objectives, Strategies, and Risks of Each Fund. The investment objective, principal investment strategies, and principal risks of the Capital Value Fund are all similar to those of the Windsor Fund.

The Capital Value Fund has an investment objective of seeking to provide long-term capital appreciation, and the Windsor Fund has an investment objective of seeking to provide long-term capital appreciation and income.

The Funds have similar principal investment strategies. The Capital Value Fund invests in stocks across the capitalization spectrum of U.S. companies. The Fund's advisor looks for companies with stocks that are out of favor with investors and currently trading at prices that the advisor feels are below what the stocks are worth compared with potential earnings, asset values, and/or dividends. The Windsor Fund invests mainly in large- and mid-capitalization stocks of U.S. companies that are considered to be out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value.

4 For specific eligibility requirements and share class conversion information, please see the "Account Minimums for Admiral Shares" and "Converting Shares" sections of the Windsor Fund's prospectus attached as Appendix B to this information statement/prospectus.

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The Funds have similar principal risks, which are as follows: stock market risk, investment style risk, and manager risk. However, the Capital Value Fund is also subject to asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds.

These investment objectives, strategies, and risks are discussed in detail under "Investment Practices and Risk Considerations." Complete descriptions of the investment objectives, policies, strategies, and risks of the Capital Value Fund and the Windsor Fund are contained in each Fund's prospectus, along with any accompanying prospectus supplements, and Statement of Additional Information.

Investment Advisory Arrangements. The Capital Value Fund uses only one advisor while the Windsor Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Funds. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor's evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Funds. Different advisors may reach different conclusions on the same security.

The Funds currently utilize the following advisors:

Capital Value Fund

•Wellington Management Company LLP ("Wellington Management"), relying on the depth and experience of its investment team and supporting global industry analysts, identifies and invests in stocks that it believes to be meaningfully undervalued by the market. The portfolio, in the aggregate, is market-oriented and total-return focused, and is invested in a broad range of stocks across the entire style and capitalization spectrum.

Windsor Fund

•Pzena Investment Management, LLC ("Pzena") utilizes a fundamental, bottom-up, deep-value-oriented investment strategy. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena conducts intensive fundamental research, investing in companies only when all three of the following criteria are generally met:

(1) the company's identified problems, if any, are temporary; (2) the company's management has a viable strategy to generate a recovery in earnings; and (3) there is meaningful downside protection in case the earnings recovery does not materialize.

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•Wellington Management relies on the depth and experience of its investment team and supporting global industry analysts to identify stocks that the advisor believes are undervalued by the market. The portfolio typically offers prospective growth of earnings plus a dividend yield comparable with broad market averages, while at the same time being undervalued relative to the market.

The Funds operate under the terms of an SEC exemption whereby each Fund's Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. As the Funds' sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the Board of Trustees of each Fund that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised.

After the completion of the Reorganization, Pzena and Wellington Management will continue to serve as investment advisors to the combined fund. Retaining Wellington Management, currently an advisor to both the Capital Value Fund and the Windsor Fund, should maintain continuity of management, and retaining Pzena, currently an advisor to the Windsor Fund, offers Capital Value Fund shareholders an opportunity to benefit from the combined utilization of multiple investment advisors.

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Vanguard was established and operates under the Fifth Amended and Restated Funds' Service Agreement ("Funds' Service Agreement"). The Funds' Service Agreement provides that each Fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. As of September 30, 2019, the Capital Value Fund had contributed $37,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 0.01% of Vanguard's capitalization. As of October 31, 2019, the Windsor Fund had contributed $885,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 0.35% of Vanguard's capitalization.

Additional information about the service agreements for each Fund appears under "Additional Information About the Funds."

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Purchase, Redemption, Exchange, and Conversion Information. The purchase, redemption, and exchange features of the Funds are identical, while the Windsor Fund also offers an option to convert to Admiral Shares.

Distribution Schedules. The Funds have similar distribution schedules. For the Capital Value Fund, dividend and capital gains distributions, if any, generally occur annually in December. For the Windsor Fund, dividend distributions, if any, generally occur semiannually in June and December; capital gains distributions, if any, generally occur annually in December.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Funds will receive a favorable opinion from legal counsel to that effect. Please see "Investment Practices and Risk Considerations: Information About the Reorganization: Tax-Free Reorganization" for additional information.

Fees and Expenses

In the reorganization, Investor Shares of the Capital Value Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares of the Windsor Fund. Following the reorganization, shareholders owning Investor Shares of the combined fund that meet the applicable eligibility requirements for Admiral Shares of the combined fund may request a self-directed conversion to the lower-cost Admiral Shares at any time, and may be automatically converted to the lower-cost Admiral Shares upon Vanguard's review.5 The tables below compare the fees and annualized expenses of Investor Shares of the Capital Value Fund as of September 30, 2019, and Investor Shares and Admiral Shares of the Windsor Fund as of October 31, 2019. The tables also show the estimated fees and expenses of Investor Shares and Admiral Shares of the combined fund, on a pro forma basis, as of October 31, 2019, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see "Expenses of the Reorganization").6 The actual fees and expenses of the Funds and the combined fund as of the closing date may differ from those reflected in the tables below.

5 For specific eligibility requirements and share class conversion information, please see the "Account Minimums for Admiral Shares" and "Converting Shares" sections of the Windsor Fund's prospectus attached as Appendix B to this information statement/prospectus.

6 Pro forma estimates include an underlying assumption that those eligible for Admiral Shares had been converted to Admiral Shares.

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Shareholder Fees (fees paid directly from your investment)

	Capital Value	Windsor Fund	Windsor Fund	Windsor Fund	Windsor Fund
	Fund Investor	Investor	Admiral	Pro Forma	Pro Forma
	Shares	Shares	Shares	Combined Fund Combined Fund
				Investor Shares	Admiral Shares

Sales Charge
(Load)
Imposed on	None	None	None	None	None
Purchases

Purchase Fee	None	None	None	None	None
Sales Charge
(Load)
Imposed on	None	None	None	None	None
Reinvested
Dividends

Redemption
Fee	None	None	None	None	None

Account
Service Fee
(for certain
fund account
balances
below
$10,000)	$20/year	$20/year	$20/year	$20/year	$20/year

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Capital Value	Windsor Fund	Windsor Fund	Windsor Fund	Windsor Fund
	Fund Investor	Investor	Admiral	Pro Forma	Pro Forma
	Shares	Shares	Shares	Combined Fund Combined Fund
				Investor Shares	Admiral Shares

Management	0.27%	0.29%	0.20%	0.28%	0.19%
Fees

12b-1	None	None	None	None	None
Distribution
Fee

Other
Expenses	0.02%	0.01%	0.00%	0.02%	0.01%

Total Annual
Fund
Operating
Expenses	0.29%	0.30%	0.20%	0.30%	0.20%

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Examples

The following examples are intended to help you compare the cost of investing in Investor Shares of the Capital Value Fund, the Windsor Fund, and the combined fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Capital Value Fund
Investor Shares	$30	$93	$163	$368

Windsor Fund
Investor Shares	$31	$97	$169	$381

Windsor Fund
Admiral Shares	$20	$64	$113	$255

Windsor Fund
Pro Forma
Combined Fund
Investor Shares	$31	$97	$169	$381

Windsor Fund
Pro Forma
Combined Fund
Admiral Shares	$20	$64	$113	$255

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund's performance. During the most recent fiscal year ended September 30, 2019, the Capital Value Fund's portfolio turnover rate was 46%. During the most recent fiscal year ended October 31, 2019, the Windsor Fund's portfolio turnover rate was 39%.

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INVESTMENT PRACTICES AND RISK CONSIDERATIONS

Following is a brief discussion of the investment objectives, strategies, and risks of the Funds. More detailed information is available in each Fund's prospectus and any accompanying prospectus supplements, and Statement of Additional Information.

Please see the Windsor Fund's prospectus attached as Appendix B to this information statement/prospectus.

Investment Objective

The investment objectives for the Funds are similar in that each Fund seeks to provide long-term capital appreciation. However, the Windsor Fund also seeks to provide income.

The Capital Value Fund's investment objective is not fundamental and therefore any change thereto does not require shareholder approval. The Windsor Fund's investment objective is fundamental and therefore any change thereto would require shareholder approval of a majority of the Fund's shares, meaning the lesser of (1) shares representing 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy, or (2) shares representing more than 50% of the Fund's net assets.

Principal Investment Strategies

The Capital Value Fund invests in a portfolio of stocks across the capitalization spectrum that are considered by the advisor to be undervalued. At the advisor's discretion, the portfolio may, at times, be relatively concentrated. Undervalued stocks are generally those that are out of favor with investors and currently trading at prices that the advisor feels are below what the stocks are worth compared with potential earnings, asset values, and/or dividends. These stocks may or may not pay dividends. The asset-weighted median market capitalization of the Capital Value Fund's stock portfolio as of September 30, 2019, was $28.56 billion. The Capital Value Fund uses a single investment advisor.

The Windsor Fund invests mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. The asset-weighted median market capitalization of the Windsor Fund's stock portfolio as of October 31, 2019, was $41 billion. The Windsor Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

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Principal Risks

An investment in a Fund could lose money over short or long periods of time. You should expect a Fund's share price and total return to fluctuate within a wide range.

Both Funds are subject to the following risks, which could affect a Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. With respect to the Capital Value Fund, investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

•Investment style risk, which is the chance that returns from the types of stocks in which a Fund invests will trail returns from the overall stock market. Large- and mid- cap value stocks (and small-cap value stocks for the Capital Value Fund) tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap value stocks (and small-cap value stocks for the Capital Value Fund) have been more volatile in price than large-cap value stocks. The stock prices of mid-size companies (and small-size companies for the Capital Value Fund) tend to experience greater volatility because, among other things, such companies tend to be more sensitive to changing economic conditions.

•Manager risk, which is the chance that poor security selection will cause a Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, with respect to the Windsor Fund, significant investment in the financial sector subjects the Fund to proportionately higher exposure to the risks of this sector.

The Capital Value Fund tends to invest a high percentage of assets in its ten largest holdings, and is subject to the following additional risk:

•Asset concentration risk, which is the chance that the Fund's performance may be adversely affected by the poor performance of relatively few stocks as compared with other mutual funds. The Fund may concentrate a large portion of its assets in relatively few holdings within the universe of undervalued stocks. As a result, the volatility experienced by the Fund may be greater than the overall volatility of the stock market.

Other Investment Policies and Risks

Although each Fund typically does not make significant investments in foreign securities, they reserve the right to invest a portion of their assets in foreign securities, which may include depositary receipts. Each Fund may invest up to 30% of its assets in foreign securities. Foreign securities may be traded on U.S. or foreign markets. To the extent that a Fund owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the

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value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Each Fund may invest in money market instruments; fixed income securities; convertible securities; and other equity securities, such as preferred stocks. Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. A Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent a Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements.

Vanguard administers a small portion of each Fund's assets to facilitate cash flows to and from the Funds' advisors. Each Fund typically invests these assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds ("ETFs"), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. Each Fund may also purchase futures or ETFs when doing so will reduce a Fund's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to a Fund its share of the costs of Vanguard operations.

Cash Management. Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Temporary Investment Measures. Each Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in a Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, a Fund may invest beyond its normal limits

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in derivatives or exchange-traded funds that are consistent with a Fund's objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, each Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Comparison of Investment Objectives, Investment Strategies, and Risks

The Capital Value Fund and the Windsor Fund have similar investment objectives. Each Fund seeks to provide long-term capital appreciation, while the Windsor Fund also seeks to provide income. The combined fund will seek to provide long-term capital appreciation and income. There is no guarantee that the combined fund will achieve its stated objective.

The Funds have similar principal and other investment strategies. Both Funds invest in mid- and large-capitalization stocks of U.S. companies, while the Capital Value Fund can also invest in small-capitalization stocks of U.S. companies. Both Funds invest in stocks that are considered by the advisor to be undervalued. The combined fund will continue to utilize the principal and other investment strategies of the Windsor Fund.

The Funds have similar principal and other risks. Since the Capital Value Fund tends to invest a high percentage of assets in its ten largest holdings, the Capital Value Fund has an asset concentration risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few stocks. The combined fund will not be subject to asset concentration risk. All of the other risks for both Funds are nearly identical. The combined fund will continue to have the principal and other risks of the Windsor Fund.

Investment Advisors and Portfolio Managers

The Capital Value Fund uses one manager and the Windsor Fund uses a multimanager approach. Each advisor independently manages its assigned portion of a Fund's assets, subject to the supervision and oversight of Vanguard and each Fund's Board of Trustees. Each Fund's Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time. The combined fund will retain the Windsor Fund's multimanager approach.

Under the terms of an SEC exemption, each Fund's Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as each Fund's sponsor and overall manager, Vanguard may

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provide investment advisory services to the Fund at any time. Vanguard may also recommend to each Board of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Each Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why each Fund's Board of Trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders.

The following are the advisors for the Funds:

Capital Value Fund

•Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2019, Wellington Management had investment management authority with respect to approximately $1.1 trillion in assets.

The Capital Value Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Dow Jones U.S. Total Stock Market Float Adjusted Index over the preceding 36-month period. When the performance adjustment is positive, the Fund's expenses increase; when it is negative, expenses decrease.

For the fiscal year ended September 30, 2019, the advisory fee represented an effective annual rate of 0.22% of the Capital Value Fund's average net assets before a performance-based decrease of 0.17%.

The manager primarily responsible for the day-to-day management of the Capital Value Fund is:

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1993, has been with Wellington Management since 1998, has managed investment portfolios since 2004, and has managed the Fund since 2009. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.

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Windsor Fund

•Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022, is a global investment management firm founded in 1995. Pzena focuses exclusively on a deep value investment approach. The members of the firm's executive committee and other employees collectively own a majority of the firm. As of October 31, 2019, Pzena managed approximately $37 billion in assets.

•Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of October 31, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

The Windsor Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell 1000 Value Index (for Pzena) or the S&P 500 Index (for Wellington Management) over the preceding 36-month period. When the performance adjustment is positive, the Fund's expenses increase; when it is negative, expenses decrease.

For the fiscal year ended October 31, 2019, the aggregate advisory fees represented an effective annual rate of 0.13% of the Windsor Fund's average net assets before a performance-based decrease of 0.05%.

The managers primarily responsible for the day-to-day management of the Windsor Fund are:

Richard Pzena, Managing Principal and co-Chief Investment Officer of Pzena. He has worked in investment management since 1984, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since 2012. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

John J. Flynn, Principal and Portfolio Manager at Pzena. He has worked in investment management since 2000, has managed investment portfolios for Pzena since 2011, and has co-managed a portion of the Fund since 2017. Education: B.A., Yale University; M.B.A., Harvard Business School.

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Benjamin S. Silver, CFA, CPA, Principal and Portfolio Manager at Pzena. He has worked in investment management since 1999, has been with Pzena since 2001, has managed investment portfolios since 2006, and has co-managed a portion of the Fund since 2014. Education: B.S., Yeshiva University.

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1993, has been with Wellington Management since 1998, has managed investment portfolios since 2004, and has managed a portion of the Fund since 2018. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.

Comparison of Fundamental Investment Policies

The Funds have identical fundamental policies, except that the Windsor Fund includes its investment objective as a fundamental policy whereas the Capital Value Fund does not:

Borrowing – Each Fund may borrow money only as permitted by the Investment Company Act of 1940 (the "1940 Act") or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Commodities – Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Diversification – With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration – Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries.

Investment Objective (Windsor Fund only) – The investment objective of the Fund may not be materially changed without a shareholder vote.

Loans – Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

Real Estate – Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities – Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over a Fund.

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Underwriting – Each Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933" Act), in connection with the purchase and sale of portfolio securities.

INVESTMENT PERFORMANCE OF THE FUNDS

Investment Performance of the Capital Value Fund

The following bar chart and table are intended to help you understand the risks of investing in the Capital Value Fund. The bar chart shows how the performance of the Capital Value Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Capital Value Fund's Investor Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Capital Value Fund. Keep in mind that the Capital Value Fund's past performance (before and after taxes) does not indicate how the Capital Value Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Capital Value Fund Investor Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
100%

80%
60%				43.86						32.95
40%	20.20		22.33				11.81	12.99
20%					5.16
0%

-20%		-13.98				-9.78			-13.85
-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.61% (quarter ended March 31, 2012), and the lowest return for a quarter was –24.32% (quarter ended September 30, 2011).

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Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Capital Value Fund Investor Shares

Return Before Taxes	32.95%	5.47%	9.59%

Return After Taxes on Distributions	32.32	4.47	8.14

Return After Taxes on Distributions and Sale of Fund Shares	19.92	4.01	7.32

Russell 3000 Value Index
(reflects no deduction for fees, expenses, or taxes)	26.26%	8.20%	11.71%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Performance of the Windsor Fund

The following bar chart and table are intended to help you understand the risks of investing in the Windsor Fund. The bar chart shows how the performance of the Windsor Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Windsor Fund's share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Windsor Fund. Keep in mind that the Windsor Fund's past performance (before and after taxes) does not indicate how the Windsor Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

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Annual Total Returns — Vanguard Windsor Fund Investor Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%				36.08						30.38

40%
	14.82		20.78		11.82		12.49	19.10
20%

0%
-20%		-4.00				-3.32
									-12.46

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.49% (quarter ended March 31, 2012), and the lowest return for a quarter was –17.68% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Windsor Fund Investor Shares

Return Before Taxes	30.38%	8.13%	11.59%

Return After Taxes on Distributions	27.38	6.16	10.31

Return After Taxes on Distributions and Sale of Fund Shares	19.98	6.09	9.42

Vanguard Windsor Fund Admiral Shares

Return Before Taxes	30.52%	8.24%	11.70%

Russell 1000 Value Index
(reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Share Price

Share price, also known as net asset value ("NAV"), is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, a Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

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Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Purchases, Redemptions, and Exchanges of Fund Shares; Other Shareholder Information

Purchase, Redemption, and Exchange Information. The following chart highlights the purchase, redemption, and exchange features of the Funds.

Purchase, Redemption,	Capital Value Fund	Windsor Fund	Windsor Fund
and Exchange Features	Investor Shares	Investor Shares	Admiral Shares

Minimum
initial purchase	$3,000	$3,000	$3,000
amount

Additional
investment purchase	Generally $1	Generally $1	Generally $1
amount

Purchases	Through Vanguard's	Through Vanguard's	Through Vanguard's
	website, mobile	website, mobile	website, mobile
	application, by	application, by	application, by
	telephone, or by mail	telephone, or by mail	telephone, or by mail

Redemptions	Through Vanguard's	Through Vanguard's	Through Vanguard's
	website, mobile	website, mobile	website, mobile
	application, by	application, by	application, by
	telephone, or by mail	telephone, or by mail	telephone, or by mail

Free exchange	Yes, through Vanguard's	Yes, through	Yes, through
privileges	website, mobile	Vanguard's website,	Vanguard's website,
	application, by	mobile application, by	mobile application, by
	telephone, or by mail	telephone, or by mail	telephone, or by mail

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Purchasing Shares

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value ("NAV") as calculated on the trade date.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected.

Other Purchase Rules You Should Know

Admiral Shares (the Windsor Fund). Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

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Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares (the Windsor Fund)

The Windsor Fund also has an Admiral™ Share class. When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date.

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Windsor Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Windsor Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Financial intermediaries, institutional clients, and Vanguard- advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally

22

will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect a Fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

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Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates (the Windsor Fund). Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day.

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Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Payments to Financial Intermediaries

The Funds and their investment advisors do not pay financial intermediaries for sales of their shares.

Advisory Arrangements

The Capital Value Fund uses one manager and the Windsor Fund uses a multimanager approach. Each advisor independently manages its assigned portion of a Fund's assets, subject to the supervision and oversight of Vanguard and each Fund's Board of Trustees. Each Fund's Board of Trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Under the terms of an SEC exemption, each Fund's Board of Trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as each Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to each Board of Trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. Each Fund has filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If granted, the Fund may rely on the new SEC relief.

For a discussion of why each Fund's Board of Trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders.

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Dividends, Capital Gains, and Taxes

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, distributed by a Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

This information statement/prospectus provides general tax information only. Please consult your tax advisor for detailed information about any tax consequences for you.

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General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide us with your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, are not widely available outside the United States. Non- U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a Fund and increase the Fund's costs for all shareholders, the Board of Trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

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•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

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Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

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Financial Highlights (audited)

Financial highlights information is intended to help you understand the Windsor Fund's performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a Fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Windsor Fund's financial statements, is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the Fund's latest annual or semiannual report, which is available upon request.

Windsor Fund Investor Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$22.02	$23.38	$19.70	$21.06	$21.98

Investment Operations

Net Investment Income	.4191	.417	1.363	1.394	.356 2

Net Realized and Unrealized Gain (Loss)
on Investments	1.700	(.753 )	4.345	(.168 )	.026

Total from Investment Operations	2.119	(.336 )	4.708	.226	.382

Distributions

Dividends from Net Investment Income	(.426)	(.378)	(.433)	(.317)	(.339)

Distributions from Realized Capital Gains	(1.953)	(.646)	(.595)	(1.269)	(.963)

Total Distributions	(2.379)	(1.024)	(1.028)	(1.586)	(1.302)

Net Asset Value, End of Period	$21.76	$22.02	$23.38	$19.70	$21.06

Total Return3	11.59%	–1.69%	24.53%	1.27%	1.76%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,549	$4,468	$5,191	$4,896	$5,379

Ratio of Total Expenses to Average Net Assets4	0.30%	0.31%	0.31%	0.30%	0.39%

Ratio of Net Investment Income to Average
Net Assets	2.04%	1.76%	1.66%	2.01%	1.64%2

Portfolio Turnover Rate	39%	33%	26%	26%	28%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

3 Total returns do not include account service fees that may have applied in the periods shown.

4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.05%), (0.06%), and           0.03%.

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Windsor Fund Admiral Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$74.29	$78.88	$66.48	$71.04	$74.17

Investment Operations

Net Investment Income	1.4841	1.4841	1.2951	1.398	1.2912

Net Realized and Unrealized Gain (Loss)
on Investments	5.735	(2.538)	14.650	(.545)	.062

Total from Investment Operations	7.219	(1.054)	15.945	.853	1.353

Distributions

Dividends from Net Investment Income	(1.509)	(1.358)	(1.538)	(1.134)	(1.235)

Distributions from Realized Capital Gains	(6.590)	(2.178)	(2.007)	(4.279)	(3.248)

Total Distributions	(8.099)	(3.536)	(3.545)	(5.413)	(4.483)

Net Asset Value, End of Period	$73.41	$74.29	$78.88	$66.48	$71.04

Total Return3	11.71%	–1.59%	24.63%	1.41%	1.85%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$14,647	$13,948	$14,366	$11,703	$12,206

Ratio of Total Expenses to Average Net Assets4	0.20%	0.21%	0.21%	0.20%	0.29%
Ratio of Net Investment Income to Average
Net Assets	2.14%	1.86%	1.76%	2.11%	1.74%2
Portfolio Turnover Rate	39%	33%	26%	26%	28%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

3 Total returns do not include account service fees that may have applied in the periods shown.

4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.05%), (0.06%), and           0.03%.

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Information About the Reorganization

At a meeting on March 19, 2020, the Boards of Trustees for the Funds discussed and approved the proposed Reorganization and the Agreement and Plan of Reorganization (the "Agreement and Plan"). The Vanguard Windsor Funds (the "Windsor Funds Trust"), the legal entity of which the Windsor Fund is a series, and the Vanguard Malvern Funds (the "Malvern Funds Trust"), the legal entity of which the Capital Value Fund is a series, have entered into the Agreement and Plan, on behalf of the Windsor Fund and the Capital Value Fund, respectively.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.

Three Steps to Reorganize. The Reorganization will be accomplished in a three-step process:

•First, the Capital Value Fund will transfer substantially all of its assets and liabilities to the Windsor Fund in exchange for shares of beneficial interest in the Windsor Fund.

•Second, and simultaneously with step one, the Windsor Fund will open an account for each Capital Value Fund shareholder, then the Capital Value Fund will distribute to its shareholders an amount of Investor Shares of the Windsor Fund equal in value to the Capital Value Fund Investor Shares owned by such holder at the time of the Reorganization.

•Third, the Capital Value Fund will be dissolved and wound up promptly and terminated as a series of the Malvern Funds Trust.

Until the closing date of the Reorganization, shareholders of the Capital Value Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares of the Windsor Fund received by the shareholder in the Reorganization. It is also anticipated that shortly before the Reorganization is scheduled to occur, the Capital Value Fund will be closed for any investment, which will assist in processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the Reorganization, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this information statement/prospectus.

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Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be completed on or about the close of business on July 24, 2020.

U.S. Federal Income Tax Consequences. The following summarizes the important U.S. federal income tax consequences of the Reorganization to the Funds and their shareholders.

Tax-Free Reorganization. It is expected that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. This means that none of the parties involved—the Capital Value Fund, the Windsor Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is indicated in the Agreement and Plan.

Payment of final distribution(s). Prior to the Reorganization, the Capital Value Fund will distribute to its shareholders any remaining undistributed net income or net realized capital gains, including any capital gains resulting from portfolio turnover prior to the Reorganization. The distribution(s) will be taxable to Capital Value Fund shareholders as ordinary income or capital gains, as applicable.

Pre-Reorganization sales of portfolio assets. Each Fund will continue its operations pursuant to its investment objective and policies through the Reorganization but may restructure their respective portfolios in anticipation of the Reorganization. We expect that a portion of the Capital Value Fund's portfolio assets will be sold in advance of the Reorganization. The actual tax impact of these sales will depend on the difference between the price at which the portfolio assets are sold and the Fund's cost basis in those assets. To the extent these sales generate net realized capital gains, those gains will be distributed to Capital Value Fund shareholders as part of the final distribution or distributions prior to the Reorganization. If the Reorganization had occurred on March 31, 2020, approximately 30% of Capital Value Fund's portfolio assets would have been sold in advance of the Reorganization, resulting in a net capital loss (not gain) and approximately $250,000 (or $0.025 per share) in transaction costs to the Fund. The actual percentage of assets sold in advance of the Reorganization and any resulting capital gain or loss or transaction costs could materially or even significantly differ from these March 31, 2020, estimates depending on a number of factors, including market movements prior to the Reorganization.

Cost basis of Fund shares. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Capital Value Fund and the Windsor Fund. Vanguard will provide certain cost basis information in connection with the Reorganization on its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com a short time after the Reorganization.

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Other tax consequences of the Reorganization. The table below shows each Fund's approximate net assets, capital loss carryforwards, net realized gains/losses and net unrealized gains/losses as of the Fund's most recent fiscal year end. The Reorganization could trigger tax rules that would impose certain limits on the combined Fund's ability to use the Capital Value Fund's net realized losses (if any) and net unrealized losses (if any) following the Reorganization.

Based on the data as of each Fund's most recent fiscal year end, the combined fund could have more net gains (on a proportionate basis) following the Reorganization (i.e., current net realized and unrealized gains less capital loss carryforwards) than Capital Value Fund would have in the absence of the Reorganization, which could result in Capital Value Fund shareholders receiving capital gains distributions sooner or in larger amounts following the Reorganization than they would in the absence of the Reorganization. The actual impact of the Reorganization on the Funds' losses and on future capital gain distributions will depend on each Fund's net assets, net realized gains/losses and net unrealized gains/losses as of the time of the Reorganization, as well as the timing and amount of gains and losses recognized by the Windsor Fund following the Reorganization, and thus cannot be determined precisely at this time.

Tax Position as of Each Fund's Most Recent Fiscal Year End:

					Net
			Realized		Unrealized
		Year-End	Gains		Gains
	Fiscal	Net Assets	(Losses)	% of Net	(Losses)	% of Net
Fund Name	Year End	($000)	($000)	Assets	($000)	Assets

Capital Value Fund	9/30/2019	$797,184	$(4,325)	(0.54)%	$50,277*	6.31%
Windsor Fund	10/31/2019	$19,196,062	$1,517,306	7.90%	$3,128,772	16.30%

*A portion of the Capital Value Fund's assets are expected to be sold in advance of the Reorganization, resulting in the realization of a portion of any unrealized gain/losses in existence at that time. See "Pre-Reorganization sales of portfolio assets" above.

Shareholders of the Capital Value Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Payments of post-Reorganization distributions. Following the Reorganization, Windsor Fund shareholders (including former shareholders of the Capital Value Fund) will participate fully in the annual distributions and additional distributions, if any, made for their respective share class of the Windsor Fund.

Expenses of the Reorganization. The Capital Value Fund will bear the expenses incurred in the Reorganization, which are expected to total $16,729. These expenses borne by the Capital Value Fund include the cost of the printing and mailing of this

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information statement and audit fees. The Windsor Fund will not incur any expenses in the Reorganization.

Why We Want to Reorganize Your Funds. The purpose of the Reorganization is to combine the Capital Value Fund with and into the Windsor Fund. The Capital Value Fund and the Windsor Fund are both actively managed value funds with a significant overlap in holdings and similar investment styles. The Reorganization has been proposed to consolidate the assets of the Funds in order to create a larger combined fund, which we anticipate, over time, will achieve economies of scale, with the effect of simplifying our fund lineup. The proposed Reorganization offers Capital Value Fund shareholders an opportunity to invest in a larger combined fund with a similar investment objective, similar expenses, and the combined utilization of multiple investment advisors.

First, the Reorganization provides benefits to Capital Value Fund shareholders. Capital Value Fund shareholders will benefit from the Windsor Fund's multimanager approach, which combines two high-caliber investment management teams with differentiated but complementary strategies to provide potential for long-term outperformance, reduce portfolio volatility, and mitigate manager risk.

Next, consolidating the assets of both Funds would simplify the Vanguard fund lineup and focus inflows to one combined fund with similar characteristics. Both Funds have similar investment objectives and focus on the value market segment by investing primarily in equities of U.S. companies. The Reorganization of the Funds into one larger combined fund with consolidated inflows may result in sustainable growth of assets and could be a better alternative for investors.

Finally, the shareholders of both Funds should benefit from economies of scale of a larger, combined fund. Shareholders should benefit from eliminating duplicative expenses and spreading fixed costs over the larger asset base of the combined fund, which we anticipate over time, will achieve economies of scale. Windsor Fund Investor Shares currently have both higher management fees and a higher overall expense ratio than the Capital Value Fund. Windsor Fund Admiral Shares currently have both lower management fees and a lower overall expense ratio than the Capital Value Fund. Both of the Windsor Fund's expense ratios remain well below the asset- weighted industry average expense ratio of 0.56% for large-capitalization value funds as of December 31, 2019. Following the Reorganization, shareholders owning Investor Shares of the combined fund that meet the applicable eligibility requirements for Admiral Shares of the combined fund may request a self-directed conversion to the lower-cost Admiral Shares at any time, and may be automatically converted to the lower-cost Admiral Shares upon Vanguard's review.7 It is anticipated that after the proposed Reorganization, the Windsor Fund will have both similar management fees and a similar overall expense ratio to the Capital Value Fund.

7 For specific eligibility requirements and share class conversion information, please see the "Account Minimums for Admiral Shares" and "Converting Shares" sections of the Windsor Fund's prospectus attached as Appendix B to this information statement/prospectus.

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After the completion of the Reorganization, Wellington Management, who is currently an advisor of both the Capital Value Fund and the Windsor Fund, will continue to serve as an advisor for the combined fund. Wellington Management will serve along with the Windsor Fund's other current advisor, Pzena, with both maintaining approximately the same allocation as before the Reorganization.

Your Board of Trustees believes that it is in shareholders' best interests to reorganize the Capital Value Fund with and into the Windsor Fund, which will issue Investor Shares of the Windsor Fund to shareholders of the Capital Value Fund. In making this determination, your Board of Trustees considered a number of factors, including: the comparability of the investment objectives, restrictions, and policies of the Capital Value Fund and the Windsor Fund; the expense ratios and shareholder fees of the Capital Value Fund compared with those of the Windsor Fund; the performance of the Capital Value Fund as compared with that of the Windsor Fund; the composition of the investment portfolios of the Funds, and the need for, and allocation of costs of, repositioning portfolio securities in connection with the Reorganization; the differences in the class structure of the Funds; other expected benefits to Fund shareholders, such as future prospects for asset growth and potential economies of scale; the tax consequences of the Reorganization; the costs of the Reorganization and who will bear those costs; and alternatives to the Reorganization. After the Reorganization, you will be a shareholder of the Windsor Fund, and the Capital Value Fund, which will have no remaining assets, will be dissolved.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Malvern Funds Trust and Windsor Funds Trust (the "Trusts") are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of each Fund have the same members.

Voting Rights. Shareholders of the Funds are entitled to one vote for each dollar of net asset value and a fractional vote for each fractional dollar of net assets owned unless otherwise required by applicable law. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Agreements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts' jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard also provides investment advisory services to certain Vanguard Funds. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

Each Fund (other than a fund of funds) pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The following is a description of the material terms of the current arrangements for the Funds with Vanguard.

Fees

Under the Funds' Service Agreement, each Fund obtains from Vanguard corporate management, administrative, transfer agency, investment advisory, and distribution services. All of these services are provided at Vanguard's total cost of operations.

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Each Fund pays its share of Vanguard's total expenses, which are allocated among the Funds under methods approved by the Board of Trustees of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Capitalization of Vanguard

The Funds' Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital.

Comparing Service Fees and Capital Contributions. As of October 31, 2019, the Windsor Fund had contributed $885,000 in capital to Vanguard, representing less than 0.01% of the Fund's average net assets and 0.35% of Vanguard's capitalization. The Windsor Fund's capital investment in Vanguard would have been $922,000, representing less than 0.01% of the combined fund's net assets and 0.37% of Vanguard's capital overall, if the Funds had been combined as of October 31, 2019.

Capitalization. The following table shows, on an unaudited basis, the capitalization of each of the Funds as of April 24, 2020, and the capitalization of the Windsor Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Investor Shares of the Capital Value Fund that would be exchanged for the Investor Shares of the Windsor Fund if the Reorganization had been consummated on April 24, 2020. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

Capitalization Table

(unaudited)

				Pro Forma
				Combined
	Capital Value Fund	Windsor Fund	Pro Forma	Windsor Fund
	Investor Shares	Investor Shares	Adjustments1	Investor Shares

Total Net Assets	$649,418,612	$3,839,602,757	$(16,729)	$4,489,004,640

Total Number
of Shares
Outstanding	55,787,833	232,676,521	(16,433,641)	272,030,713

NAV Per Share	$11.64	$16.50	N/A	$16.50

1 Pro forma adjustments represent reorganization expenses incurred by the Capital Value Fund.

38

GENERAL INFORMATION

This section provides information on a number of topics relating to the information statement/prospectus.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Capital Value Fund and the Windsor Fund are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Principal Shareholders. As of April 24, 2020, the Capital Value Fund had approximately $649,418,612 in net assets and 55,787,833 outstanding shares. As of the same date, the officers and trustees of the Malvern Funds Trust, as a group, owned less than 1% of the outstanding shares of the Capital Value Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Capital Value Fund:

Record Owner	Percentage of Outstanding
Shares Owned

Vanguard Diversified Equity Fund	11.89%

As of April 24, 2020, the Windsor Fund had approximately $15,368,598,498 in net assets and 439,817,828 outstanding shares. As of the same date, the officers and trustees of the Windsor Funds Trust, as a group, owned less than 1% of the outstanding shares of the Windsor Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Windsor Fund:

Record Owner	Percentage of Outstanding
Shares Owned

Vanguard STAR Fund	40.88%

Vanguard Diversified Equity Fund	6.18%

As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Admiral Shares of the Windsor Fund:

Record Owner	Percentage of Outstanding
Shares Owned

FEDEX Corporation Retirement Savings Plan	7.28%

39

The percentage of the Investor Shares of the Capital Value Fund that would be owned by the above-named shareholders upon completion of the Reorganization is expected to be less, as would the aggregate percentages of the Windsor Fund.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the previous tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information From the SEC. The Windsor Funds Trust and Malvern Funds Trust are subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.

The reports and other information filed by the Windsor Fund and the Capital Value Fund can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

40

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____, 2020, by and between Vanguard Windsor Funds (the "Acquiring Trust"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Windsor Fund (the "Acquiring Fund") and Vanguard Malvern Funds (the "Acquired Fund Trust," and together with the Acquiring Trust, the "Trusts"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Capital Value Fund (the "Acquired Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act;

WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable;

WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND'S LIABILITIES, AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2.The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph

3.1(the "Closing Date"), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.

1.3.The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges, and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) of the Acquired Fund.

1.4.Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund's Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will dissolve, wind up, and terminate in accordance with the Acquired Fund Trust's Declaration of Trust and applicable law. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund's Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund's Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund Shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then dissolve, wind up, and terminate in accordance with the Acquired Fund Trust's Declaration of Trust and applicable law.

1.5.Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and Statement of Additional Information.

1.6.Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7.The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2.VALUATION

2.1.The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.2.The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.3.The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4.All computations of value shall be made by The Vanguard Group, Inc. ("VGI").

3.CLOSING AND CLOSING DATE

3.1.Subject to the terms and conditions set forth herein, the Closing Date shall be July 24, 2020, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

3.2.In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3.The Acquired Fund shall direct the Custodian for the Acquired Fund (the "Acquired Fund Custodian") to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

3.4.The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Fund Trust's Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund's shareholders' names on the Acquiring Fund's share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

3.5.If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the Acquiring Fund (the "Acquiring Fund Custodian") of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers' confirmation slips.

3.6.The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4.REPRESENTATIONS AND WARRANTIES

4.1.The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

4.2.The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.3. The Acquired Fund represents and warrants to the Acquiring Fund that the financial statements of the Acquired Fund as of [ ] have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since

[ ], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund's organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

4.6.The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.7.The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

4.8.The Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed, and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.9.The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the "Registration Statement"), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.10.The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

4.11.The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non- assessable, and are not subject to preemptive or dissenter's rights.

4.12.The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund's operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

4.13.The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund and each prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.14.The Acquiring Fund represents and warrants to the Acquired Fund that the financial statements of the Acquiring Fund as of [_______________], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since

[ ], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund's organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

4.17.The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.18.The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

4.19.The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.20.The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund's Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund's prospectus).

4.21.The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph

4.21apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5.COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

5.2.The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3.The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

5.4.As soon as is reasonably practicable after the Closing, the Acquired Fund will make a distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.5.Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.6.The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.1.The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

6.2.The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

6.3.On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

6.4.The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.5.All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.6.The Acquiring Fund's Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

6.7.The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations:

6.7.1.The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund's Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

6.7.2.Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

6.7.3.Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

6.7.4.Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund and assuming the liabilities of Acquired Fund in exchange solely for Acquiring Fund Shares.

6.7.5.The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund's taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

6.7.6.Acquiring Fund's holding periods with respect to the assets of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund's taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

6.7.7.The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

6.7.8.The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund's Shareholder in exchange therefor.

6.7.9.An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

6.7.10.Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

6.8.All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.9.The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7.BROKERAGE FEES AND EXPENSES

7.1.The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

7.2.The Acquired Fund shall bear the expenses of carrying out the terms of this Agreement.

8.TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

(a)the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

(b)the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9.AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10.ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1.The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

11.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.3.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.4.All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

11.5.All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

11.6.This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD WINDSOR FUNDS, ON BEHALF
OF VANGUARD WINDSOR FUND
Name: Anne E. Robinson		Name: Mortimer J. Buckley
Title:	Secretary	Title: President and Chief Executive Officer
VANGUARD MALVERN FUNDS, ON BEHALF
ATTEST		OF VANGUARD CAPITAL VALUE FUND

Name: Anne E. Robinson		Name: Mortimer J. Buckley
Title:	Secretary	Title: President and Chief Executive Officer

APPENDIX B

[WINDSOR FUND PROSPECTUS]

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Vanguard Windsor™ Fund

Prospectus

February 27, 2020

Investor Shares & Admiral™ Shares

Vanguard Windsor Fund Investor Shares (VWNDX)

Vanguard Windsor Fund Admiral Shares (VWNEX)

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2019.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Fund Summary	1	Investing With Vanguard	22
More on the Fund	6	Purchasing Shares	22

The Fund and Vanguard	13	Converting Shares	25

Investment Advisors	13	Redeeming Shares	26

Dividends, Capital Gains, and Taxes	15	Exchanging Shares	30

Share Price	18	Frequent-Trading Limitations	30

Financial Highlights	20	Other Rules You Should Know	32

		Fund and Account Updates	36

		Employer-Sponsored Plans	38

		Contacting Vanguard	39

		Additional Information	39

		Glossary of Investment Terms	40

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None

Purchase Fee	None	None

Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Redemption Fee	None	None

Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares

Management Fees	0.29%	0.20%

12b-1 Distribution Fee	None	None

Other Expenses	0.01%	0.00%

Total Annual Fund Operating Expenses	0.30%	0.20%

Examples

The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$31	$97	$169	$381

Admiral Shares	$20	$64	$113	$255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in large- and mid-capitalization companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•Investment style risk, which is the chance that returns from large- and mid- capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap value stocks each tend to go through cycles of doing better—or worse— than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap value stocks have been more volatile in price than large-cap value stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, mid-size companies tend to be more sensitive to changing economic conditions.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financials sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Windsor Fund Investor Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%				36.08						30.38

40%
	14.82		20.78		11.82		12.49	19.10
20%

0%
-20%		-4.00				-3.32
									-12.46

-40%
-60%

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.49% (quarter ended March 31, 2012), and the lowest return for a quarter was –17.68% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Windsor Fund Investor Shares

Return Before Taxes	30.38%	8.13%	11.59%

Return After Taxes on Distributions	27.38	6.16	10.31

Return After Taxes on Distributions and Sale of Fund Shares	19.98	6.09	9.42

Vanguard Windsor Fund Admiral Shares

Return Before Taxes	30.52%	8.24%	11.70%

Russell 1000 Value Index
(reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.80%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

Pzena Investment Management, LLC (Pzena)

Wellington Management LLP (Wellington Management)

Portfolio Managers

Richard Pzena, Managing Principal and co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since 2012.

John J. Flynn, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2017.

Benjamin S. Silver, CFA, CPA, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2014.

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed a portion of the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

The Fund offers two separate classes of shares: Investor Shares and Admiral Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment returns will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and Expenses section, Vanguard Windsor Fund's expense ratios would be as follows: for Investor Shares, 0.30%, or $3.00 per $1,000 of average net assets; for Admiral Shares, 0.20%, or $2.00 per $1,000 of average net assets. The average expense ratio for multi-cap value funds in 2018 was 1.0%, or $10 per $1,000 of average net assets (derived from data provided by Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Market Exposure

The Fund invests mainly in large- and mid-capitalization companies (although the advisors will occasionally select companies with lower market capitalizations) whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value.

Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time. The asset-weighted median market capitalization of the Fund's stock holdings as of October 31, 2019, was $41 billion.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Plain Talk About Growth Funds and Value Funds

Growth investing and value investing are two styles employed by stock-fund managers. Growth funds generally invest in stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields, if any, and above- average prices in relation to measures such as earnings and book value. Value funds typically invest in stocks whose prices are below average in relation to those measures; these stocks often have above-average dividend yields. Value stocks also may remain undervalued by the market for long periods of time. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

The Fund is subject to investment style risk, which is the chance that returns from large- and mid-capitalization value stocks will trail returns from the overall stock market. Large- and mid-cap value stocks each tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years. Historically, mid-cap value stocks have been more volatile in price than large-cap value stocks. The stock prices of mid-size companies tend to experience greater volatility because, among other things, mid-size companies tend to be more sensitive to changing economic conditions.

Security Selection

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor's evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Although each advisor uses a different process to select securities, each is committed to investing in large- and mid-cap stocks that, in the advisor's opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value.

Wellington Management relies on the depth and experience of its investment team and supporting global industry analysts to identify stocks that the advisor believes are undervalued by the market. The portfolio typically offers prospective growth of earnings plus a dividend yield comparable with broad market averages, while at the same time being undervalued relative to the market.

Pzena utilizes a fundamental, bottom-up, deep-value-oriented investment strategy. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.

Pzena conducts intensive fundamental research, investing in companies only when all three of the following criteria are generally met: (1) the company's identified problems, if any, are temporary; (2) the company's management has a viable strategy to generate a recovery in earnings; and (3) there is meaningful downside protection in case the earnings recovery does not materialize.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financials sector subjects the Fund to proportionately higher exposure to the risks of this sector.

Other Investment Policies and Risks

In addition to investing in undervalued common stocks, the Fund may make other kinds of investments to achieve its objective.

The Fund may invest a limited portion, up to 30%, of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. In addition, the prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

The Fund may invest in money market instruments; fixed income securities; convertible securities; and other equity securities, such as preferred stocks. The Fund may invest up to 15% of its net assets in illiquid securities.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into foreign currency exchange forward contracts, which are a type of derivative. A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund's securities from falling in value as a result of risks other than unfavorable currency exchange movements.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange- traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. On the other hand, non-exchange- traded derivatives—such as certain swap agreements and foreign currency exchange forward contracts—tend to be more specialized or complex and may be more difficult to accurately value.

The Vanguard Group, Inc. (Vanguard) administers a small portion of the Fund's assets to facilitate cash flows to and from the Fund's advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange- traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, Vanguard may instruct the advisors to sell a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility or through a bank line-of-credit, including a joint committed credit facility, in order to meet redemption requests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange- traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short- term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of over 200 funds. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds' marketing costs.

Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors

The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

•Pzena Investment Management, LLC, 320 Park Avenue, 8th Floor, New York, NY 10022, is a global investment management firm founded in 1995. Pzena focuses exclusively on a deep value investment approach. The members of the firm's executive committee and other employees collectively own a majority of the firm. As of October 31, 2019, Pzena managed approximately $37 billion in assets.

•Wellington Management LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group

LLP, a Massachusetts limited liability partnership. As of October 31, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.1 trillion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell 1000 Value Index (for Pzena) or the S&P 500 Index (for Wellington Management) over the preceding 36- month period. When the performance adjustment is positive, the Fund's expenses increase; when it is negative, expenses decrease.

For the fiscal year ended October 31, 2019, the aggregate advisory fees represented an effective annual rate of 0.13% of the Fund's average net assets before a performance-based decrease of 0.05%.

Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third- party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. As the Fund's sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking a similar SEC exception with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.

For a discussion of why the board of trustees approved the Fund's investment advisory agreements, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

The managers primarily responsible for the day-to-day management of the Fund are:

Richard Pzena, Managing Principal and co-Chief Investment Officer of Pzena. He has worked in investment management since 1984, has managed investment portfolios for Pzena since 1996, and has co-managed a portion of the Fund since 2012. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

John J. Flynn, Principal and Portfolio Manager at Pzena. He has worked in investment management since 2000, has managed investment portfolios for Pzena since 2011, and has co-managed a portion of the Fund since 2017. Education: B.A., Yale University; M.B.A., Harvard Business School.

Benjamin S. Silver, CFA, CPA, Principal and Portfolio Manager at Pzena. He has worked in investment management since 1999, has been with Pzena since 2001, has managed investment portfolios since 2006, and has co-managed a portion of the Fund since 2014. Education: B.S., Yeshiva University.

David W. Palmer, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1993, has been with Wellington Management since 1998, has managed investment portfolios since 2004, and has managed a portion of the Fund since 2018. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.

The Fund's Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income dividends generally are distributed semiannually in June and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as capital gains from the fund's sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding- period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income,"if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund's distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non- U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, the Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available from the principal exchange or market on which they are traded. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices. When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security).

The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares or closed-end fund shares held by a fund are based on the market value of the shares.

A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the principal exchange or market on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement) or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that exceed a specified threshold or that are otherwise deemed to affect the value of foreign securities.

Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or a security does not trade in the course of a day and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund's most recent annual report to shareholders. You may obtain a free copy of a fund's latest annual or semiannual report, which is available upon request.

Windsor Fund Investor Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$22.02	$23.38	$19.70	$21.06	$21.98

Investment Operations

Net Investment Income	.4191	.417	1.363	1.394	.356 2

Net Realized and Unrealized Gain (Loss)
on Investments	1.700	(.753 )	4.345	(.168 )	.026

Total from Investment Operations	2.119	(.336 )	4.708	.226	.382

Distributions

Dividends from Net Investment Income	(.426)	(.378)	(.433)	(.317)	(.339)

Distributions from Realized Capital Gains	(1.953)	(.646)	(.595)	(1.269)	(.963)

Total Distributions	(2.379)	(1.024)	(1.028)	(1.586)	(1.302)

Net Asset Value, End of Period	$21.76	$22.02	$23.38	$19.70	$21.06

Total Return3	11.59%	-1.69%	24.53%	1.27%	1.76%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,549	$4,468	$5,191	$4,896	$5,379

Ratio of Total Expenses to Average Net Assets4	0.30%	0.31%	0.31%	0.30%	0.39%

Ratio of Net Investment Income to Average
Net Assets	2.04%	1.76%	1.66%	2.01%	1.64%2
Portfolio Turnover Rate	39%	33%	26%	26%	28%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

3 Total returns do not include account service fees that may have applied in the periods shown.

4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.05%), (0.06%), and           0.03%.

Windsor Fund Admiral Shares

			Year Ended October 31,
For a Share Outstanding Throughout Each Period	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$74.29	$78.88	$66.48	$71.04	$74.17

Investment Operations

Net Investment Income	1.4841	1.4841	1.2951	1.398	1.2912

Net Realized and Unrealized Gain (Loss)
on Investments	5.735	(2.538)	14.650	(.545)	.062
Total from Investment Operations	7.219	(1.054)	15.945	.853	1.353

Distributions

Dividends from Net Investment Income	(1.509)	(1.358)	(1.538)	(1.134)	(1.235)

Distributions from Realized Capital Gains	(6.590)	(2.178)	(2.007)	(4.279)	(3.248)

Total Distributions	(8.099)	(3.536)	(3.545)	(5.413)	(4.483)

Net Asset Value, End of Period	$73.41	$74.29	$78.88	$66.48	$71.04

Total Return3	11.71%	-1.59%	24.63%	1.41%	1.85%
Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$14,647	$13,948	$14,366	$11,703	$12,206

Ratio of Total Expenses to Average Net Assets4	0.20%	0.21%	0.21%	0.20%	0.29%

Ratio of Net Investment Income to Average
Net Assets	2.14%	1.86%	1.76%	2.11%	1.74%2

Portfolio Turnover Rate	39%	33%	26%	26%	28%

1 Calculated based on average shares outstanding.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

3 Total returns do not include account service fees that may have applied in the periods shown.

4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.05%), (0.05%), (0.06%), and           0.03%.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares

To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs and Vanguard Individual 401(k) Plans.

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the "new" shares you receive equals the dollar value of the "old" shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. See Share Price.

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Financial intermediaries, institutional clients, and Vanguard- advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. See Contacting Vanguard. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Admiral Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation- Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital AdvisorTM.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent- trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department by telephone or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically.

If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage). Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Windsor Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Reports from the advisors.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone

Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)

For fund and service information For literature requests

Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)

Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)

For information and services for participants in employer- sponsored plans

Institutional Division	For information and services for large institutional investors
888-809-8102

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number

Windsor Fund

Investor Shares	10/23/1958	Wndsr	22	922018106

Admiral Shares	11/12/2001	WndsrAdml	5022	922018403

CFA® is a registered trademark owned by CFA Institute.

Glossary of Investment Terms

Capital Gains Distributions. Payments to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock. A security representing ownership rights in a corporation.

Dividend Distributions. Payments to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. A fund's total annual operating expenses expressed as a percentage of the fund's average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund's investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Fund's board of trustees and renegotiation with the lender syndicate on an annual basis.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

New York Stock Exchange (NYSE). A stock exchange based in New York City that is open for regular trading on business days, Monday through Friday, from 9:30 a.m. to 4 p.m., Eastern time.

Russell 1000 Value Index. An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower predicted growth rates.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Windsor Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-662-7447; Text telephone for people

with hearing impairment: 800-749-7273

If you are a participant in an employer-sponsored plan: The Vanguard Group

Participant Services P.O. Box 2900

Valley Forge, PA 19482-2900

Telephone: 800-523-1188; Text telephone for people

with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739; Text telephone for people

with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

Reports and other information about the Fund are available in the EDGAR database on the SEC's website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.

Fund's Investment Company Act file number: 811-00834

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 022 022020

COMBINED INFORMATION STATEMENT/PROSPECTUS

TABLE OF CONTENTS
INTRODUCTION
Proposal Summary	COVER
OVERVIEW	1
The Proposed Reorganization	1
Investment Objectives, Strategies, and Risks of Each Fund	1
Investment Advisory Arrangements	2
Service Arrangements	3
Purchase, Redemption, Exchange, and Conversion Information	4
Distribution Schedules	4
Tax-Free Reorganization	4
Fees and Expenses	4
Portfolio Turnover	7
INVESTMENT PRACTICES AND RISK CONSIDERATIONS	8
Investment Objective	8
Principal Investment Strategies	8
Principal Risks	9
Other Investment Policies and Risks	9
Comparison of Investment Objectives,
Investment Strategies, and Risks	11
Investment Advisors and Portfolio Managers	11
Comparison of Fundamental Investment Policies	14
Investment Performance of the Funds	15
Share Price	18
Purchases, Redemptions, and Exchanges of Fund Shares;
Other Shareholder Information	19
Payments to Financial Intermediaries	25
Advisory Arrangements	25
Dividends, Capital Gains, and Taxes	26
Frequent-Trading Limitations	27
Financial Highlights	30
Information About the Reorganization	32

ADDITIONAL INFORMATION ABOUT THE FUNDS	37
Form of Organization	37
Trustees	37
Voting Rights	37
Independent Auditor	37
Service Agreements	37
GENERAL INFORMATION	39
Annual/Semiannual Reports	39
Principal Shareholders	39
Obtaining Information From the SEC	40
APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX B
WINDSOR FUND PROSPECTUS

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Capital Value Fund

A Series of Vanguard Malvern Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

Vanguard Windsor Fund

A Series of Vanguard Windsor Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

The date of this Statement of Additional Information is May 6, 2020.

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Information Statement/Prospectus dated May 6, 2020, for use in connection with the Reorganization of Vanguard Capital Value Fund (the "Capital Value Fund") with and into Vanguard Windsor Fund (the "Windsor Fund," collectively with the Capital Value Fund, the "Funds"). A copy of the Information Statement/Prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or by writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

The Windsor Fund will be the surviving fund for accounting purposes. The pro forma financial statements have not been prepared since the net asset value of the Capital Value Fund does not exceed ten percent of the Windsor Fund's net asset value as of April 24, 2020.

This SAI relates specifically to the proposed Reorganization of the Capital Value Fund with and into the Windsor Fund. The SAI consists of this cover page and the following described documents, each of which are attached hereto and hereby incorporated by reference.

(1)The Capital Value Fund prospectus dated January 31, 2020 (Accession Number 0001683863-20-000190), as supplemented on March 23, 2020  (Accession Number 0001683863-20-000717);

(2)The Statement of Additional Information for the Capital Value Fund dated January 31, 2020 (Accession Number 0001683863-20-000190), as supplemented on March 23, 2020 (Accession Number 0001683863-20-000717) and supplemented on April 17, 2020 (Accession Number 0001683863-20-003931);

(3)The Statement of Additional Information for the Windsor Fund dated February 27, 2020

(Accession Number 0001683863-20-000449), as supplemented on April 17, 2020 (Accession Number 0001683863-20-003931);

(4)Audited financial statements for the Capital Value Fund for the fiscal year ended September 30, 2019 (Accession Number 0001104659-19-068931); and

(5)Audited financial statements for the Windsor Fund for the fiscal year ended October 31, 2019 (Accession Number 0001104659-19-076647).

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P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

CVIW 052020